Exhibit 99.1

Mirion Technologies Announces Proposed $300.0 Million Offering of Convertible Senior Notes Due 2030
May 20, 2025
Atlanta, GA – May 20, 2025 (GLOBE NEWSWIRE) – Mirion Technologies, Inc. (“Mirion”) (NYSE: MIR), today announced its intent to offer $300.0 million aggregate principal amount of Convertible Senior Notes due 2030 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Mirion also intends to grant the initial purchasers of the Notes an option to purchase, within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $45.0 million aggregate principal amount of Notes. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering.
The Notes will be general unsecured obligations of Mirion and will accrue interest payable semiannually in arrears. The Notes will be convertible at the option of holders under certain conditions into cash, shares of Mirion’s Class A common stock or a combination of cash and shares of Mirion’s Class A common stock, at Mirion’s election. The interest rate, initial conversion rate and other terms of the Notes will be determined at the time of pricing of the Offering.
Mirion expects to use the net proceeds from the Offering (i) to pay the cost of the capped call transactions described below; (ii) to repay $250.0 million of outstanding term loans under its senior secured term loan; (iii) to repurchase up to $50.0 million of shares of Mirion’s Class A common stock; and (iv) the balance for general corporate purposes and working capital. Mirion has in the past, and may in the future, from time to time, seek to acquire complementary businesses or technologies; however, Mirion has no commitments for any material acquisitions or investments at this time. If the initial purchasers exercise their option to purchase additional Notes, Mirion expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions with the Option Counterparties (as defined below) and the remaining net proceeds for general corporate purposes and working capital.
In connection with the pricing of the Notes, Mirion expects to enter into capped call transactions with one or more of the initial purchasers thereof or their respective affiliates and/or other financial institutions (the “Option Counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of Mirion’s Class A common stock initially underlying the Notes. The capped call transactions are expected generally to reduce the potential dilution to Mirion’s Class A common stock upon any conversion of the Notes and/or offset any cash payments Mirion is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap.
In connection with establishing their initial hedges of the capped call transactions, Mirion expects the Option Counterparties or their respective affiliates will enter into various derivative transactions with respect to Mirion’s Class A common stock and/or purchase shares of Mirion’s Class A common stock concurrently with or shortly after the pricing of the Notes, including with, or from, as the case may be, certain investors in the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Mirion’s Class A common stock or the trading price of the Notes at that time.
In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Mirion’s Class A common stock and/or purchasing or selling Mirion’s Class A common stock or other securities of Mirion in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and (x) are likely to do so during any observation period related to a conversion of the Notes or following any repurchase of the Notes in connection with any redemption or fundamental change and (y) are likely to do so following any other repurchase of the Notes, if Mirion elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or a decrease in the market price of Mirion’s Class A common stock or the Notes, which could affect a noteholder’s ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, this could affect the number of shares, if any, and value of the consideration that a noteholder will receive upon conversion of its Notes.
Mirion expects to use a portion of the net proceeds from the Offering to repurchase up to $50.0 million of shares of Mirion’s Class A common stock concurrently with the pricing of the Offering. Mirion expects to repurchase shares of Class A common stock sold short by initial investors in this Offering in privately negotiated transactions effected through one of the initial purchasers or one of its affiliates. Mirion expects to repurchase these shares from purchasers of Notes in the Offering at a purchase price per share equal to the last reported sale price per share of Mirion’s Class A common stock on the date of the pricing of the Offering. Any such repurchases of shares of Mirion’s Class A common stock will be separate from, and in addition to, repurchases under Mirion’s existing stock repurchase program.
These repurchases could affect the market price of Mirion’s Class A common stock prior to, concurrently with or shortly after the pricing of the Notes, and could result in a higher effective conversion price for the Notes. Mirion cannot predict the magnitude of such market activity or the overall effect it will have on the market price of Mirion’s Class A common stock or the conversion price for the Notes. The Offering of the Notes is not contingent upon the repurchase of any of Mirion’s Class A common stock.
The Notes and any shares of Mirion’s Class A common stock potentially issuable upon conversion of the Notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons, absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall it constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.
Forward-Looking Statements
This press release contains forward-looking statements including, statements concerning the proposed terms of the Notes, capped call transactions, the completion, timing and size of the proposed Offering of the Notes and capped call transactions, the grant to the initial purchasers of the option to purchase additional Notes and the anticipated use of proceeds from the Offering. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent Mirion’s current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing Mirion’s estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to market risks, trends and conditions. These risks are not exhaustive. Further information on these and other risks that could affect Mirion’s results is included in its filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and the future reports that it may file from time to time with the SEC. Mirion assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For investor inquiries, please contact:
Eric Linn
ir@mirion.com

For media inquiries, please contact:
Erin Schesny
media@mirion.com

Source: Mirion